EXHIBIT 10.17(3)

December 15, 2003

Technitrol, Inc.
1210 Northbrook Drive, Suite 385
Trevose, PA  19053

AMI Doduco, Inc.
Murray Corporate Park
1003 Corporate Drive
Export, PA  15632

Gentlemen:

Upon your acceptance of the terms of this letter agreement as evidenced by your execution and delivery to Fleet Previous Metals Inc. (the "Consignor"), on or before the date hereof, of a copy of this letter, Technitrol, Inc. and AMI Doduco, Inc. (f/k/a Advanced Metallurgy, Incorporated) (collectively, the "Customer") and the Consignor agree, effective as of the date hereto to amend the fifth sentence of Paragraph 1 of that certain Consignment Agreement dated as of November 18, 1997, by and between the Consignor and the Customer, as the same may have been heretofore amended (as amended, the "Consignment Agreement"), to read as follows:

            At no time shall the value of consigned commodities exceed (i) $25,000,000; (ii) such limit as the parties may agree upon; or (iii) such limit as Consignor may approve in its sole discretion ("Consignment Limit").

Except as amended hereby, the Consignment Agreement and all agreements securing the Consignment Agreement shall remain in full force and effect and are in all respects hereby ratified and affirmed.

                                      Sincerely,

                                      FLEET PRECIOUS METALS, INC.
                                      Consignor


                                      By:   /s/ Richard M. Seufert
                                         -----------------------------------
                                              Richard M. Seufert
                                              Senior Vice President

                                                                EXHIBIT 10.17(3)

Technitrol, Inc.
AMI Doduco, Inc.
January 29, 2004
Page 2


ACCEPTED AND AGREED AS OF THE
29TH DAY OF JANUARY, 2004.

TECHNITROL, INC.
Customer


By:      /s/ Thomas Considine
   -------------------------------------
         Thomas J. Considine, Jr.
          Vice President and Treasurer


AMI DODUCO, INC.
Customer


By:   /s/ Thomas Considine
   -------------------------------------
        Thomas J. Considine, Jr.
         Treasurer

The above signatory has the authority to execute the above amendment on behalf of Technitrol, Inc.

TECHNITROL, INC.


By:     /s/ Drew A. Moyer
   -------------------------------------
         Drew A. Moyer
         Secretary

The above signatory has the authority to execute the above amendment on behalf of AMI Doduco, Inc.


By:     /s/ Drew A. Moyer
   -------------------------------------
          Drew A. Moyer
          Secretary